UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2015

DTS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Las Virgenes Road

Calabasas, CA

(Address of principal executive offices, with zip code)

(818) 436-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 14, 2015, the Company held its 2015 Annual Meeting of Stockholders. Of the 17,642,726 shares of the Company's common stock outstanding as of the record date, 16,528,503 shares were represented at the meeting. The stockholders considered four proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 14, 2015. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1.              The stockholders elected one Class III director to hold office until the 2018 Annual Meeting of Stockholders, or until her successor is duly elected and qualified or until her earlier death, resignation or removal, by the following votes:

Name of Directors Elected	For	Withhold	Broker Non-Votes
V. Sue Molina	8,358,758	6,956,862	1,212,883

Following the 2015 Annual Meeting of Stockholders, the Company’s Board of Directors (the “Board”) discussed the results of the stockholder vote with regard to Proposal 1. Feedback received from stockholders suggested to the Board that the number of withhold votes with regards to Proposal 1 reflects concerns relating to the Company’s material weakness in internal controls over financial reporting related to the accounting for income taxes. The Board believes Ms. Molina’s effort and leadership have been instrumental in developing, implementing and overseeing the Company’s remediation plans with respect to the material weakness in the Company’s internal controls over financial reporting. Given Ms. Molina’s extensive tax and accounting experience and her familiarity with the Company’s tax structure, the Board believes that she is uniquely qualified to serve on the Board. Consistent with the majority of the votes cast by stockholders, the Board continues to strongly support the continuance of Ms. Molina as director.

The following individuals are continuing directors with terms expiring upon the 2016 Annual Meeting of Stockholders:  Craig S. Andrews and L. Gregory Ballard.

The following individuals are continuing directors with terms expiring upon the 2017 Annual Meeting of Stockholders:  David C. Habiger and Jon E. Kirchner.

Proposal 2.     The stockholders approved an amendment to the DTS, Inc. 2012 Equity Incentive Plan, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
10,136,704	5,160,454	18,462	1,212,883

Proposal 3.              The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
14,045,463	1,253,025	17,132	1,212,883

Proposal 4.              The stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accountants for the 2015 fiscal year by the following vote:

For	Against	Abstain
16,109,390	412,574	6,539

No other items were presented for stockholder approval at the 2015 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: May 20, 2015	By:	/s/ Melvin Flanigan

Melvin Flanigan
Executive Vice President, Finance and
Chief Financial Officer
(principal financial and accounting officer)